                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                August 25, 1997
                Date of Report (Date of earliest event reported)



                           INDUS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                      000-22993                94-3273443
 ---------------------------     ----------------------      -----------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                          Identification No.)


                                60 Spear Street
                        San Francisco, California 94105
                    (Address of principal executive offices)

                                 (415) 904-5000
              (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION ASSETS.
          ---------------------------------

          On June 5, 1997, Indus International, Inc., a Delaware corporation (the "Registrant") entered into an Agreement and Plan of Merger and Reorganization, dated as of June 5, 1997, and amended on July 21, 1997 (the "Acquisition Agreement") providing for the merger (the "Merger") of The Indus Group, Inc., a California corporation ("Indus"), and TSW International, Inc., a Georgia corporation ("TSW"). The Merger was effected on August 25, 1997 (the "Effective Time"), pursuant to (i) an Agreement of Merger (the "Indus Agreement of Merger") among the Registrant, Indus and Indus Sub, Inc., a California corporation and a wholly owned subsidiary of the Registrant ("Indus Sub"), filed with the Office of the Secretary of State of the State of California, and (ii) an Agreement and Plan of Merger (the "TSW Agreement of Merger") among the Registrant, TSW and TSW Sub, Inc., a Georgia corporation and a wholly owned subsidiary of the Registrant ("TSW Sub"), filed with the Office of the Secretary of State of the State of Georgia.

          Pursuant to the Indus Agreement of Merger, Indus Sub merged with and into Indus, with Indus as a surviving corporation, and (a) each outstanding share of common stock of Indus ("Indus Common Stock") was converted into one share of the Registrant's Common Stock and (b) each outstanding option to purchase shares of Indus Common Stock granted under the Indus stock option plans and the Indus employee stock purchase plan was converted into an option to purchase that number of shares of the Registrant's Common Stock equal to the number of shares of Indus Common Stock subject to such option, at an exercise price or purchase price per share of the Registrant's Common Stock equal to the exercise price or purchase price per share of Indus Common Stock pursuant to such option.

          Pursuant to the TSW Agreement of Merger, TSW Sub merged with and into TSW, with TSW as a surviving corporation, and (a) each outstanding share of common stock of TSW ("TSW Common Stock"), and each outstanding share of preferred stock of TSW ("TSW Preferred Stock") was converted into approximately
2.73 shares of the Registrant's Common Stock; (b) the outstanding subordinated floating rate notes of TSW (including accrued interest thereon) were exchanged for an aggregate of 1,235,879 shares of the Registrant's Common Stock; (c) all rights to receive any unpaid dividends on TSW Preferred Stock were converted into an aggregate of 53,937 shares of the Registrant's Common Stock and (d) each outstanding option or warrant to purchase TSW Common Stock was converted into an option or warrant, respectively, to purchase that number of shares of the Registrant's Common Stock determined by multiplying the number of shares of TSW Common Stock subject to such option or warrant by approximately 2.73, at an exercise price per share of the Registrant's Common Stock equal to the exercise price per share of TSW Common Stock pursuant to such option or warrant divided by approximately 2.73.

          The Merger is intended to be treated as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles. The assets of Indus were used, prior to the Effective Time of the Merger, for the development, marketing, implementation and support of client/server enterprise management software solutions for process industries, and the assets of TSW were used, prior to the Effective Time of the Merger, for the development, marketing and support of advanced Asset Care application software and provider related services that enable organizations to plan, execute, monitor and improve asset maintenance processes. The Registrant intends to continue such uses immediately following the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          (1) Audited financial statements of The Indus Group, Inc. as of December 31, 1996 and 1995 and for each of the three years ended December 31, 1996, together with the report thereon of Ernst & Young LLP, independent auditors, and unaudited financial statements of The Indus Group, Inc. at March 31, 1997 and for the three-month periods ended March 31, 1997 and 1996 are incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-33113) filed with the Securities and Exchange Commission on August 7, 1997.

          (2) Audited financial statements of TSW International, Inc. as of March 31, 1997 and 1996 and for each of the three years ended March 31, 1997, together with the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference from the Registrant's Registration Statement on Form S-4 (File No. 333-33113) filed with the Securities and Exchange Commission on August 7, 1997.

     (b) Pro forma financial information, required pursuant to Article 11 of Regulation S-X:

              Incorporated by reference to the section entitled "Unaudited Pro Forma Combined Condensed Consolidated Financial Statements" of the Registrant's Registration Statement on Form S-4 (File No. 333-33113) filed with the Securities and Exchange Commission on August 7, 1997.

     (c) Exhibits in accordance with Item 601 of Regulation S-K:

           Exhibit
           Number   Description
           ------   -----------

            2.1 Agreement and Plan of Merger and Reorganization between The Indus Group, Inc., a California corporation ("Indus"), the Registrant and TSW International, Inc., a Georgia corporation ("TSW"), dated as of June 5, 1997, and as amended on July 21,

                    1997 (the "Agreement of Merger"). (Incorporated by reference to Appendix A-1 of the Joint Proxy
                    Statement/Prospectus of Indus and TSW included in the Registration Statement on Form S-4 filed on August 7, 1997 (File No. 333-33113) (the "Joint Proxy
                    Statement/Prospectus")).

            2.2 First Amendment to Agreement of Merger dated as of July 21, 1997 by and among the Registrant, Indus and TSW. (Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-33113) filed with the Securities and Exchange Commission on August 7, 1997 (the "Form S-4")).

            2.3 Form of Agreement of Merger of Indus Sub, Inc., the Registrant and Indus. (Incorporated by reference to Appendix A-2 of the Joint Proxy Statement/Prospectus).

            2.4 Form of Agreement and Plan of Merger of TSW, the Registrant and TSW Sub, Inc. (Incorporated by reference to Appendix A-3 of the Joint Proxy Statement/Prospectus).

            4.1 Form of Registration Rights Agreement to be entered into among the Registrant, Warburg, Pincus Investors, L.P. ("Warburg"), Robert W. Felton, Richard W. MacAlmon, John W. Blend, III and John R. Oltman. (Incorporated by reference to
                    Exhibit 4.1 of the Registrant's Form S-4).

            4.2 Form of Indus Affiliate Agreement dated as of June 5, 1997 entered into by the Registrant, Indus, TSW and each of Robert W. Felton, Richard W. MacAlmon, Michael E. Percy, Alan G. Merten, Donald F. Robertson, Douglas R. Piper, Frank
                    M. Siskowski and Edward R. Koepfler. (Incorporated by reference to Exhibit 4.2 of the Registrant's Form S-4).

            4.3 Form of TSW Affiliate Agreement dated as of June 5, 1997 entered into by the Registrant, Indus, TSW and each of Warburg, Christopher R. Lane, John F. Bartels, John W. Blend, III, Kenneth C. Colby, Jr., David J. Loesch, Allen D. Vaughn, John R. Oltman, George D. Busbee, William H. Janeway and Joseph P. Landy. (Incorporated by reference to Exhibit
                    4.3 of the Registrant's Form S-4).

            4.4 Felton Affiliate Agreement dated as of June 5, 1997 entered into among the Registrant, Indus, TSW and Warburg. (Incorporated by reference to Exhibit 4.4 of the Registrant's Form S-4).

            4.5 Warburg Affiliate Agreement dated as of June 5, 1997 entered into among the Registrant, Indus, TSW and Warburg. (Incorporated by reference to Exhibit 4.5 of the Registrant's Form S-4).

            4.6 Nomination Agreement to be entered into among the Registrant, Warburg and Robert W. Felton. (Incorporated by reference to Exhibit 4.6 of the Registrant's Form S-4).

            4.7 Specimen certificate for Registrant's Common Stock. (Incorporated by reference to Exhibit 4.7 of the Registrant's Form S-4).

           23.1     Consent of Ernst & Young LLP, Independent Auditors.

           23.2     Consent of Ernst & Young LLP, Independent Auditors.
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                               INDEX TO EXHIBITS


EXHIBIT                                   DESCRIPTION
NUMBER

2.1          Agreement and Plan of Merger and Reorganization between The Indus
             Group, Inc., a California corporation ("Indus"), the Registrant, and TSW International, Inc., a Georgia corporation ("TSW"), dated as of June 5, 1997, and as amended on July 21, 1997 (the
             "Agreement of Merger"). (Incorporated by reference to Appendix A-
             1 of the Joint Proxy Statement/Prospectus of Indus and TSW included in the Registration Statement on Form S-4 filed on August 7, 1997 (File No. 333-33113) (the "Joint Proxy
             Statement/Prospectus")).

2.2 First Amendment to Agreement of Merger dated as of July 21, 1997 by and among the Registrant, Indus and TSW. (Incorporated by reference to the Registrant's Registration Statement on Form S-4 (File No.
             333-33113) filed with the Securities and Exchange Commission on August 7, 1997 (the "Form S-4")).

2.3          Form of Agreement of Merger of Indus Sub, Inc., the Registrant and
             Indus. (Incorporated by reference to Appendix A-2 of the Joint
             Proxy Statement/Prospectus).

2.4          Form of Agreement and Plan of Merger of TSW, the Registrant and
             TSW Sub, Inc. (Incorporated by reference to Appendix A-3 of the
             Joint Proxy Statement/Prospectus).

4.1 Form of Registration Rights Agreement to be entered into among the Registrant, Warburg, Pincus Investors, L.P. ("Warburg"), Robert W.
             Felton, Richard W. MacAlmon, John W. Blend, III and John R. Oltman.
             (Incorporated by reference to Exhibit 4.1 of the Registrant's Form
             S-4).

4.2 Form of Indus Affiliate Agreement dated as of June 5, 1997 entered into by the Registrant, Indus, TSW and each of Robert W. Felton, Richard W. Mac Almon, Michael E. Percy, Alan G. Merten, Donald
             F. Robertson, Douglas R. Piper, Frank M. Siskowski and Edward R.
             Koepfler. (Incorporated by reference to Exhibit 4.2 of the Registrant's Form S-4).

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

4.3 Form of TSW Affiliate Agreement dated as of June 5, 1997 entered into by the Registrant, Indus, TSW and each of Warburg, Christopher
             R. Lane, John F. Bartels, John W. Blend, III, Kenneth C. Colby,
             Jr., David J. Loesch, Allen D. Vaughn, John R. Oltman, George D.
             Busbee, William H. Janeway and Joseph P. Landy. (Incorporated by reference to Exhibit 4.3 of the Registrant's Form S-4).

4.4 Felton Affiliate Agreement dated as of June 5, 1997 entered into among the Registrant, Indus, TSW and Warburg. (Incorporated by reference to Exhibit 4.4 of the Registrant's Form S-4).

4.5 Warburg Affiliate Agreement dated as of June 5, 1997 entered into among the Registrant, Indus, TSW and Warburg. (Incorporated by reference to Exhibit 4.5 of the Registrant's Form S-4).

4.6 Nomination Agreement to be entered into among the Registrant, Warburg and Robert W. Felton. (Incorporated by reference to Exhibit
             4.6 of the Registrant's Form S-4).

4.7 Specimen certificate for Registrant's Common Stock. (Incorporated by reference to Exhibit 4.7 of the Registrant's Form S-4).

23.1         Consent of Ernst & Young LLP, Independent Auditors.

23.2         Consent of Ernst & Young LLP, Independent Auditors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDUS INTERNATIONAL, INC.


Dated: September 8, 1997            By: /s/ FRANK M. SISKOWSKI
                                       ---------------------------
                                        Frank M. Siskowski
                                        Senior Vice President and
                                        Chief Financial Officer